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                                                                    EXHIBIT 99.2



                                   VANS, INC.

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the Quarterly Report on Form 10-Q for the period ended November 30, 2002 of Vans, Inc. (the "Company"), as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Andrew
J. Greenebaum, the Senior Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

        (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

        (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




                                        /s/ Andrew J. Greenebaum
                                        ----------------------------------------
                                        Andrew J. Greenebaum
                                        Senior Vice President and
                                        Chief Financial Officer
                                        January 9, 2003